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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): July 29, 2008

                         Global Aircraft Solutions, Inc.
                         -------------------------------
               (Exact Name of Registrant as Specified in Charter)

          Nevada                       000-28575                 84-1108499
          ------                       ---------                 ----------
 (State of Incorporation)       Commission File Number)        (IRS Employer
                                                            (Identification No.)


                         P.O. Box 23009 Tucson, AZ 85734
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                    (Address of principal executive offices)

                                 (520) 294-3481
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              (Registrant's telephone number, including area code)

           ----------------------------------------------------------
          (Former Name or Former Address if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   |_| Written communications pursuant to Rule 425 under the Securities Act
       17 CFR 230.425)

   |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       17 CFR 240.14a-12)

   |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

   |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c).


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INFORMATION CONCERNING FORWARD-LOOKING STATEMENTS - This report and any exhibit or exhibits attached hereto, contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements as to management's good faith expectations and beliefs, which are subject to inherent uncertainties which are difficult to predict, and may be beyond the ability of the Company to control. Forward-looking statements are made based upon management's expectations and belief concerning future developments and their potential effect upon the Company. There can be no assurance that future developments will be in accordance with management's expectations or that the effect of future developments on the Company will be those anticipated by management.

The words "believes," "expects," "intends," "plans," "anticipates," "hopes," "likely," "will," and similar expressions identify such forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of the Company or its subsidiaries or industry results, to differ materially from future results, performance or achievements expressed or implied by such forward-looking statements.

Readers are cautioned not to place undue reliance on these forward-looking statements which reflect management's view only as of the date of this Form 8-K. The Company undertakes no obligation to publicly release the result of any revisions to these forward-looking statements which may be made to reflect events or circumstance after the date hereof or to reflect the occurrence of unanticipated events, conditions or circumstances. For additional information about risks and uncertainties that could adversely affect the Company's forward-looking statements, please refer to the Company's filings with the Securities and Exchange Commission, including, it's annual report for fiscal year ended December 31, 2007 on Form 10K quarterly report on Form 10Q for fiscal quarter ended March 31, 2008, and periodic filings on Form 8K.


Item 2.02 Results of Operations and Financial Condition

The Company reports that, contrary to its previously stated anticipated 2nd quarter financial results, Global Aircraft Solutions ("Global") will show a loss for its 2nd quarter 2008. The Company further reports that nearly the entire 2nd quarter losses arise from the write-down of aircraft inventory and receivables associated with a settlement agreement and completed aircraft maintenance transactions previously entered into with JetGlobal and BCI Aircraft Leasing, Inc. Exclusive of such write-downs, the Company's two operating subsidiaries, Hamilton Aerospace Technologies, Inc. and World Jet Corporation, both showed quarter to quarter growth in both Net Sales and Net Profit (before taxes). It is anticipated that the write-downs will be approximately $4.3 million and, together with other one-time aircraft trading losses incurred by Global, will result in a second quarter net loss (after tax benefit) of approximately the same amount. The Company will detail the write-downs taken in its 2nd quarter 2008 SEC Form 10-Q, which it intends to file on or before August 15, 2008.


ITEM 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(b) On July 28, 2008, Mr. Ian Herman tendered his resignation from the position of Chief Executive Officer of the Company effective July 28, 2008. Mr. Herman's resignation does not involve any disagreement on any matter relating to the Company's operations, policies or practices. Mr. Herman will retain his position as Chairman of the Board, and will remain active in the Company as a Board member.

On July 28, 2008, Board member Lawrence Mulcahy decided not to stand for re-election to the Board of Director's of the Company. Mr. Mulcahy, who joined the Company's Board of Directors in May 2004 is leaving because he was unable to devote the time necessary to perform his duties as a Board member due to his current and ongoing outside business interests, and his departure did not involve any disagreement on any matter relating to the Company's operations, policies or practices. Mr. Mulcahy was to stand for re-election at the Company's annual meeting to be held on September 24, 2008 in Tucson, Arizona. The Board of Directors of the Company has nominated Mr. Timothy Ewing for election to the Board of Directors at the Company's annual meeting scheduled for September 24, 2008 to replace the Board seat vacated by Mr. Mulcahy. If elected, Mr. Ewing would serve as an independent non-employee member of the Board of Directors. Mr. Ewing's curriculum vitae will be posted in the Company's annual proxy statement to be filed and delivered preceding the 2008 annual meeting.


(c) The Board of Directors has appointed Gordon Hamilton as Chief Executive Officer of the Company, effective immediately. Mr. Hamilton has been a member of the Board of the Company since January 2004 and has been the Chief Executive Officer of the Company's two operating subsidiaries, Hamilton Aerospace Technologies, Inc. and World Jet Corporation, since January 1, 2008.


Mr. Hamilton is the son of Hamilton Aviation founder, Gordon B. Hamilton. Mr. Hamilton joined Hamilton Aviation full time as Vice President, Marketing after graduating with honors from the University of Chicago in 1978 with a BA in Tutorial Studies. Mr. Hamilton became President and Chief Executive Officer of Hamilton Aviation in 1993; a position that he held until joining Hamilton Aerospace in 2003.


Mr. Hamilton's employment agreement ("Agreement") is for an initial term of three (3) years and shall automatically renew for successive one (1) year periods upon each anniversary unless, not later than 60 days prior to any renewal date, either the Company or Mr. Hamilton provides written notice that it does not intend to renew the Agreement. Pursuant to the Agreement, Mr. Hamilton will receive a base annual salary of $310,000.00, subject to annual review. In addition, Mr. Hamilton voluntarily agrees to set aside and invest, on an after-tax basis, a minimum of Twenty Percent (20%) of his Base Salary to purchase Company common stock. Said 20% Base Salary set-aside shall occur progressively as Base Salary payments are received by Mr. Hamilton, and shall be utilized to purchase shares of Company common stock as soon as practicable thereafter based upon SEC insider trading regulations and/or the restrictions and regulations of any FINRA-approved deferred income program in which Mr. Hamilton may chose to participate. Mr. Hamilton further agrees not to sell any shares of Company common stock acquired under the terms of this Voluntary Equity Participation clause until after termination of this Agreement.

Pursuant to the Agreement, Mr. Hamilton will also be eligible for discretionary cash and/or stock bonuses as determined from time to time by the Board of Directors.

Pursuant to the Agreement, Mr. Hamilton is also eligible to participate in the Company's health and welfare benefit plans; paid vacation; and participation in any stock option plan, stock purchase plan or any similar incentive plan based all or in part on the Company's equity securities.

The Company's Board also authorized the formation of a wholly owned subsidiary to manage all aircraft trading activities, and appointed current president of Global Aircraft Solutions, John B. Sawyer as the Chief Executive Officer of the newly formed aircraft trading subsidiary. Mr. Sawyer will also maintain his current position as President of Global Aircraft Solutions.

Mr. Sawyer's employment agreement ("Sawyer Agreement") covers both positions of President of the Company and CEO of the aircraft trading subsidiary. The Sawyer Agreement is for an initial term of three (3) years and shall automatically renew for successive one (1) year periods upon each anniversary unless, not later than 60 days prior to any renewal date, either the Company or Mr. Sawyer provides written notice that it does not intend to renew the Agreement. Pursuant to the Sawyer Agreement, Mr. Sawyer will receive a base annual salary of $377,500.00, subject to annual review. In addition, Mr. Sawyer voluntarily agrees to set aside and invest, on an after-tax basis, a minimum of Ten Percent (10%) of his Base Salary to purchase Company common stock. Said 10% Base Salary set-aside shall occur progressively as Base Salary payments are received by Executive, and shall be utilized to purchase shares of Company common stock as soon as practicable thereafter based upon SEC insider trading regulations and/or the restrictions and regulations of any FINRA-approved deferred income program in which Executive may chose to participate. Executive further agrees not to sell any shares of Company common stock acquired under the terms of this Voluntary Equity Participation clause until after termination of this Agreement.

Pursuant to the Agreement, Mr. Sawyer will also be eligible for discretionary cash and/or stock bonuses as determined from time to time by the Board of Directors.

Pursuant to the Agreement, Mr. Sawyer is also eligible to participate in the Company's health and welfare benefit plans; paid vacation; and participation in any stock option plan, stock purchase plan or any similar incentive plan based all or in part on the Company's equity securities.


(d) The newly revised Amended and Restated By-Laws of the Company as set forth in Item 5.03 herein provide that the Board of Directors of the Company can increase the size of the Board up to nine (9) members. On July 28, 2008, pursuant to the authority granted to the Board by the Amended and Restated Articles of Incorporation and the Amended and Restated By Laws of the Company, the Board increased the number of members of the Board from the current five member Board to an eight member Board and in furtherance thereof appointed Brent Dau and Kenneth Raff as two new independent members the Board. Both Mr. Dau and Mr. Raff will serve on the Board until ratification and election at the annual meeting of stockholders to be held on September 24, 2008 and upon election serve until the 2010 annual meeting of shareholders or until their earlier death, resignation or removal.

Mr. Dau, is a managing director at Ewing & Partners, having joined the firm in mid-1998. Ewing & Partners is the manager of the Endurance Partnerships, which owns approximately 12.5% of Company's outstanding common shares. In addition, Mr. Dau is a partner of Endurance General Partners, L.P. Prior to joining Ewing & Partners, Mr. Dau led the buyout of a wholesale bedding plant supplier to mass-market retailers such as The Home Depot and Wal-Mart. Mr. Dau was employed by American Airlines from 1989 through 1994. At American, Mr. Dau served as a fleet planning analyst and later moved to AMR's treasury where he initiated and managed American Airlines' interest rate, foreign exchange, and fuel price hedging programs. Brent Dau received a B.S.E. in Mechanical Engineering from Princeton University in 1985 and a M.B.A. in International Finance from the University of Chicago in 1989. He is a Chartered Financial Analyst (CFA(TM)), and serves on the Board of Directors of DFW CFA Society.

Mr. Raff is an Executive Director at the Seabury Group, an aviation advisory services firm, where he has been employed since 2001. Prior to joining Seabury, Mr. Raff was employed by American Airlines, Inc. for 15 years, including 7 years as Managing Director Fleet Transactions/Planning. Mr. Raff was employed by the Boeing Company as a Flight Test Analysis Engineer from 1980 through 1983. Kenneth Raff was awarded a B.S. in Mechanical Engineering from Georgia Tech University in 1980 and received an M.B.A. in Finance from the Harvard Business School in 1985.

In connection with their appointment, Mr. Dau and Mr. Raff will each receive an annual compensation of $20,000.00, plus (i) 10,000 shares of Company common stock vested immediately upon election to the Board; (ii) options to purchase 10,000 shares of Company common stock at the then current market price with a 5 year exercise period awarded upon the first date of service and then annually thereafter vesting at the conclusion of each year of service; and (ii) 10,000 shares of Company common stock vested and awarded upon completion of each year of service as long as they remain members of the Board. In addition to the preceding compensation both Mr. Dau and Mr. Raff will also receive $1,000.00 for each scheduled Board meeting attended plus reimbursement of reasonable travel expenses. Any outside director who also serves on the audit committee will receive additional annual compensation of $6,000.00 plus $1,000.00 for each audit committee meeting attended and any outside director who also serves on the compensation committee will receive additional annual compensation of $4,000.00 plus $500.00 for each audit committee meeting attended. At present, no determination has been made with respect to the committees on which Mr. Dau and Mr. Raff will serve.


ITEM 5.03 Amendments to Articles of Incorporation or By Laws; change in fiscal Year

On July 28, 2008, the Board of Directors of the Company approved the following six (6) amendments to the By Laws of the Company:


(1) Amend Article IV Section 4.02 of the By Laws of the Company increasing the size of the Board from a maximum of seven (7) members to a maximum of nine (9) members in order to provide the Company with a more diverse and independent composition, to improve the quality of management and create more independent oversight in furtherance of the Company's objectives; (2) Amend Article IV
Section 4.02 of the By Laws of the Company eliminating the current staggered terms of members of the Board and limit the term to which each director is elected and serves to a one (1) year term beginning with election at the 2010 Annual Meeting of Shareholders. The Board has determined that in order to maintain Board continuity, it is in the best interest of the Shareholders and the Company that all Directors elected at the 2008 Annual Shareholders Meeting scheduled to be held on September 24, 2008 shall be elected to a term that will not expire until the 2010 Annual Meeting of Shareholders; (3) amend Article IV
Section 4.02 of the By Laws of the Company to provide that the election of a member of the Board of Directors requires a majority of votes of the shares represented in person or by proxy at any such meeting and entitled to vote on the election of directors instead of the former plurality vote and, if the number of nominees exceeds the number of directors to be elected, the directors shall be elected by the vote of a plurality of the shares represented in person or by proxy at any such meeting and entitled to vote on the election of directors; (4) Amend Article IV Section 4.10 of the By Laws of the Company to provide that in the event the Board consists of an even number of Board members and the vote on any matter presented to such Board results in a deadlock of votes for and against the proposal set forth for vote, the deciding vote shall be determined by the majority of votes cast by members who are independent directors as the term "Independent" is defined by NASDAQ, shall be the determining vote with respect to such matter; (5) deleting the following provision from Article V Section 5.05 of the By Laws of the Company "Any act which may be performed by the Chief Executive Officer or President may be performed by the Chairman"; and (6) notwithstanding the shareholders right of repeal of any By Law amendments adopted by the Board pursuant to Article VIII
Section 8.05 of the By Laws of the Company, the Board has determined that it is in the best interest of the Shareholders and the Company to Amend Article VIII
Section 8.05 of the By Laws of the Company to prohibit the Board from unilaterally repealing or amending any By Law amendments adopted by a majority vote of the shareholders and that any such shareholder adopted amendments to the By Laws of the Company can only be changed or repealed by majority vote of the shareholders.

Item 7.01 Regulation FD Disclosure


The information included in Item 2.02 of this Form 8-K is incorporated by reference into this Item 7.01 in satisfaction of the public disclosure requirements of Regulation FD. This information is "furnished" and not "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, or otherwise subject to the liabilities of that section. It may be incorporated by reference in another filing under the Securities and Exchange Act of 1934 or the Securities Act of 1933 only if, and to the extent that, such subsequent filing specifically references the information incorporated by reference herein.



ITEM 9.01 Financial Statements and Exhibits.


(c)   Exhibits

Exhibit No.                            Document
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    3.1          Amended and Restated By Laws

    99.1         July 29, 2008 Press Release


                                   SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: July 29, 2008
                                          Global Aircraft Solutions, Inc.
                                          (Registrant)
                                     By:  /s/ John Sawyer
                                         ------------------------------------
                                         Name: John Sawyer
                                         Title: President